Income Taxes	12 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
16 - Income Taxes
The components of income before provision for income taxes are as follows:

	Fiscal Year Ended March 31,
(in millions)	2025	2024	2023
United Kingdom	$526	$139	$427
Foreign	194	73	244
Income from continuing operations before income taxes	$720	$212	$671
The benefit (expense) for income taxes consists of the following:

	Fiscal Year Ended March 31,
(in millions)	2025	2024	2023
Current:
United Kingdom	$(1)	$2	$(87)
Foreign	(145)	(178)	(94)
Total current tax benefit (expense)	$(146)	$(176)	$(181)
Deferred:
United Kingdom	$97	$114	$25
Foreign	121	156	9
Total deferred tax benefit (expense)	$218	$270	$34
Total income tax benefit (expense)	$72	$94	$(147)
A reconciliation of the tax benefit (expense) at the United Kingdom statutory income tax rate to the actual tax benefit (expense) is as follows:

	Fiscal Year Ended March 31,
(in millions)	2025	2024	2023
Income tax benefit (expense) at statutory rate	$(180)	$(53)	$(127)
Foreign tax rate differential	(10)	(14)	(2)
Research and development tax credits	85	94	37
Change in valuation allowance	—	(4)	(5)
Non-deductible/non-taxable items	(10)	(3)	(3)
Patent box benefit	38	(4)	25
Contingency reserve	19	—	—
Impact of U.K. rate change	(22)	(3)	(2)
Withholding tax	(97)	(122)	(72)
Gains exempt from U.K. tax	(2)	(3)	2
Windfall tax benefit associated with share-based compensation	251	206	—
Income tax benefit (expense)	$72	$94	$(147)
For the fiscal years ended March 31, 2025, 2024, and 2023, income tax benefit (expense) was $72.0 million, $93.8 million, and $(146.8) million, respectively. For the fiscal years ended March 31, 2025, 2024, and 2023, the income tax benefit (expense) as a percentage of income before taxes was 10%, 44%, and (22)%, respectively.
The effective rate decreased compared to the same period last year primarily due to the tax benefit of windfall gains and research tax credits, which arose due to an increase in share price, on profits of $720.0 million during the fiscal year ended March 31, 2025 compared to profits of $212.0 million in the fiscal year ended March 31, 2024.
For the fiscal years ended March 31, 2025, 2024 and 2023, the effective rate differed from the U.K. statutory rate of 25%, 25%, and 19%, respectively, primarily due to withholding taxes, research and development tax credits and for the fiscal years ended March 31, 2025 and 2024, share-based compensation windfall tax benefits.
The significant components of deferred tax assets and liabilities are as follows:

	As of
(in millions)	March 31, 2025	March 31, 2024
Lease liability	$25	$19
Fixed assets	21	27
Tax losses and research and development tax credits	549	408
Equity investments	11	9
Share-based compensation	41	28
Reserves and other liabilities	27	23
Total gross deferred tax assets	674	514
Less: Valuation allowance	(26)	(25)
Total deferred tax assets, net of valuation allowance	648	489
Right of use assets	(23)	(18)
Acquired intangibles	(6)	(5)
Outside basis differences	(52)	(106)
Hedging reserve	(1)	—
Contract liabilities	(206)	(213)
Total deferred tax liabilities	(288)	(342)
Net deferred tax assets (liabilities)	$360	$147
As of March 31, 2025, the Company had a United Kingdom corporate tax loss carryforward of $388.9 million ($97.2 million tax effected) and U.K. R&D Expenditure Credits of $101.3 million. These have no expiration date. The Company has U.S. federal net operating loss carryforwards of approximately $527.3 million ($110.7 million tax effected), of which $518.6 million has no expiration date and $8.7 million ($1.8 million tax effected) will expire between the fiscal years ending March 31, 2033 and 2038 if not utilized. The Company also has a tax asset in respect of state net operating losses of $281.8 million ($16.9 million net of federal benefit) which will expire by the fiscal year ending March 31, 2048 if not utilized. The Company has U.S. federal tax credit carryforwards of $171.8 million which will expire between the fiscal years ending March 31, 2033 and 2045. In addition, the Company has state research tax credits of $83.1 million ($65.7 million net of federal benefit), of which $31.8 million has no expiration date and $51.3 million will expire between the fiscal years ending March 31, 2033 and 2045.
As of March 31, 2025, the Company has provided a valuation allowance against certain U.S. state research tax credits, and certain U.K. tax losses. This is based on an analysis of historical taxable income, the projected reversal of deferred tax liabilities, projected future taxable income and tax planning strategies.
Utilization of the U.S. federal net operating loss and research tax credit carryforwards may be subject to annual limitations due to the ownership change limitations provided by the U.S. Internal Revenue Code of 1986, as amended, and similar state provisions. Such annual limitations could result in the expiration of the net operating loss and research tax credit carryforwards before their utilization. The events that may cause ownership changes include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three-year period.
The following table reflects changes in gross unrecognized tax benefits:

	Fiscal Year Ended March 31,
(in millions)	2025	2024	2023
Gross unrecognized tax benefits—April 1	$83	$62	$54
Gross increases—tax positions in prior period	—	5	6
Gross decreases—tax positions in prior period	(11)	(1)	—
Gross increases—tax positions in current period	31	19	7
Settlements	(2)	—	(1)
Lapse of statute of limitations	—	(1)	(1)
Foreign exchange	—	(1)	(3)
Gross unrecognized tax benefits— March 31	$101	$83	$62
Included in the balance of unrecognized tax benefits as of March 31, 2025, 2024 and 2023, are $76.0 million, $71.9 million, and $56.3 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate.
The Company recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Company recognized (benefit) expense of $(13.8) million, $1.8 million, and $0.8 million for interest and penalties associated with income tax liabilities as of March 31, 2025, 2024 and 2023, respectively. As of March 31, 2025, 2024 and 2023, the Company had total accrued interest and penalties of $1.6 million, $15.5 million, and $14.2 million, respectively, which is included in other non-current liabilities on the Consolidated Balance Sheets.
While the Company believes it has adequately provided for all tax positions, amounts asserted by tax authorities could be greater or less than the position. Accordingly, provisions on federal, state and foreign tax-related matters to be recorded in the future may change as revised estimates are made or the underlying matters are settled or otherwise resolved. As of March 31, 2025, the Company has not identified any positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.
The Company is subject to taxation in the United Kingdom and various states and foreign jurisdictions. As of March 31, 2025, the Company is no longer subject to examination by the United Kingdom tax authorities for the fiscal years ended March 31, 2018 or earlier. U.S. Federal returns for the calendar year ended December 31, 2003 and later periods are subject to audit with the exception of the calendar years ended December 31, 2010 to December 31, 2012, December 31, 2015 and December 31, 2016.